UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 2, 2005
Adeza Biomedical Corporation
(Exact name of registrant as specified in its charter)
000-20703
( Commission File Number )

Delaware (State or other jurisdiction of incorporation)	77-0054952 (I.R.S. Employer Identification No.)
1240 Elko Drive
Sunnyvale, California 94089
(Address of principal executive offices, with zip code)
(408) 745-0975
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     On November 2, 2005 Adeza Biomedical Corporation (the “Company”) issued a press release announcing its financial results for the quarter and nine months ended September 30, 2005. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits.

Exhibit 99.1	Press release dated November 2, 2005

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADEZA BIOMEDICAL CORPORATION
Date: November 2, 2005	By:	/s/ Mark D. Fischer-Colbrie
Mark D. Fischer-Colbrie
Vice President, Finance and Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press release dated November 2, 2005